Investor Presentation FEBRUARY 2024

Legal Disclaimer This presentation contains forward-looking statements. All statements contained in this presentation other than statements of historical facts, including, without limitation, future financial and business performance or goals, the success of Bandwidth Inc.’s (the “Company”) of our product offerings and platform and the value proposition of our products, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “guide,” “target,” “may,” “will” and similar expressions and their negatives are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to a number of risks and uncertainties, including, without limitation, risks related to our rapid growth and ability to sustain our revenue growth rate, competition in the markets in which we operate, market growth, our ability to innovate and manage our growth, our ability to expand effectively into new markets, macroeconomic conditions both in the U.S. and globally, legal, reputational and financial risks which may result from ever-evolving cybersecurity threats, our ability to operate in compliance with applicable laws, as well as other risks and uncertainties set forth in the “Risk Factors” section of our latest Form 10-K filed with the U.S. Securities and Exchange Commission (the “SEC”) and any subsequent reports that we file with the SEC. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties and assumptions, we cannot guarantee future results, levels of activity, performance, achievements or events and circumstances reflected in the forward-looking statements will occur. We are under no obligation to update any of these forward-looking statements after the date of this presentation to conform these statements to actual results or revised expectations, except as required by law. You should, therefore, not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation. This presentation also includes certain financial measures not presented in accordance with generally accepted accounting principles in the United States (“GAAP”) including certain guidance on non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to measures of financial performance prepared in accordance with GAAP. There are a number of limitations related to the use of these non-GAAP financial measures versus their nearest GAAP equivalents. For example, other companies may calculate non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of the Company’s non-GAAP financial measures as tools for comparison. The Company provides a reconciliation of certain non-GAAP measures to the most directly comparable GAAP measures, which are available in the earnings press release for the relevant period and in the Appendix of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. Management also relied, to the extent available, upon management’s review of independent industry surveys and publications and other publicly available information prepared by a number of third party sources. The market data and industry information used in this presentation involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. No representations or warranties are made by the Company or any of its affiliates as to the accuracy of any such statements or projections. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. 1

Leading the worldwide cloud communications revolution Bandwidth software embeds voice, messaging and emergency calling into apps, AI-ready contact centers and workplaces 2

Bandwidth by the numbers >65 countries Communications cloud global coverage 11 years Median tenure of top 20 customers $178k up 5% y/y Average annual customer revenue $17b 2023 market opportunity1 $601m 21% CAGR2 2023 Revenue $48m up 39% y/y 2023 Adjusted EBITDA3 $19m up >2x y/y 2023 Free cash flow3 Bandwidth powers cloud communications at scale 1 Source: Analyst and company estimates. 2 3-year compound annual growth rate (CAGR) from 2020-2023. 3 See appendix for GAAP to non-GAAP reconciliation Note: See Appendix for definitions and calculations of metrics presented on this slide. >99% Customer name retention rate 3

Bandwidth is to global enterprise communications what Azure or AWS are for enterprise computing bandwidth 4

THE PROBLEM: CHOICES ARE INCOMPLETE FOR GLOBAL COMMUNICATIONS Limitations of Pure-play CPaaS Limited scalability Lacks direct network control Poor support experience Limitations of Network only operators Geographically restricted Slow-to-market on new innovations Lacks software platform and integration Limited AI capabilities 5

Bandwidth is well positioned to solve this problem Bandwidth Network operators CPaaS providers Software platform Innovation AI capabilities Sole global provider Scalability Direct network control Best-in-class support experience 6

The Bandwidth difference CONSUMABLE BY SOFTWARE Making communications consumable by software Control and automation Universal flexibility AI-ready A trusted expert 20+ years of global regulatory experience Global network delivers quality, insights, and deep monitoring 15 years and 6 million work hours to recreate OWNER-OPERATED NETWORK REGULATORY RIGHT-HAND 7

Powering employees talking to each other and their customers through Unified Communications and Contact Center platforms Powering digital engagements and notifications with programmable voice and messaging Powering innovative customer experiences for the Global 2000 with composable solutions that integrate best-in-class CX and AI tools Providing global comms at scale across three target markets GLOBAL COMMUNICATIONS PLANS PROGRAMMABLE SERVICES DIRECT ENTERPRISE 8

GLOBAL COMMUNICATIONS PLANS Leverage our cloud to scale Powering 100% of the UCaaS and CCaaS leaders Global reach covering >90% GDP across 65+ countries Benefit from global reach, software automation, and network resiliency UCaaS: Unifed Communications as a Service. CCaaS: Cloud Contact center as a Service. 9

#1 sender in toll- free messaging PROGRAMMABLE SERVICES Consume communications via software Benefit from trusted messaging channels with high-throughput for reliability, scalability, and deliverability Bandwidth’s software- powered messaging “With Bandwidth, our deliverability rates are higher than the industry standard and we had 100% uptime. Omer Bar-Joseph SVP, GM Usage Business “ 10

● One contract ● One customer experience ● One operating procedure ● One source for global expertise ● One-click integrations for best-in-class apps ● One relationship DIRECT ENTERPRISE Transform communications for the global 2000 ONE control point for critical integrations Future proofed with AI-ready capability Benefit from control and automation, pre-built integrations including AI tools and no-code visual builder with Maestro™ Platform 11

Maestro™ Platform: AI-ready integrations for Global 2000

FRAUD AND SPOOF SCORING

Fraud and spoof detection for inbound customer authentication

Pindrop

EMERGENCY CALLING

Reliable, accurate, and compliant connections to E911 and emergency services

9LINE 911 SECURE 911 INFORM



Emergency Calling
In-App Voice Calling (WebRTC)
Fraud and Spoof Scoring
Duet® for UCaaS
Global Carrier Coverage
Insights and Analytics
Visual Call Flow Builder
Conversational AI Integrations
Number Management
Enterprise Voice (SIP/PSTN)
Voice Authentication
Duet® for CCaaS

BYOC FOR UCaaS

Direct-to-carrier integration to power employee communications at scale

Microsoft Teams webex by cisco

AIBRIDGE

Integration with Voice AI platforms for turn-key connectivity into CCaaS platforms

COGNIGY Dialogflow

VOICE AUTHENTICATION

Integration with industry-leading voice authentication and anti-fraud solutions for contact centers

Pindrop

BYOC FOR CCaaS

Direct-to-carrier integration for greater control and flexibility over contact center telecom

GENESYS webex by cisco Five9

bandwidth

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An experienced leadership team David Morken Cofounder, Chief Executive Officer, and Chairman Daryl Raiford Chief Financial Officer Anthony Bartolo Chief Operating Officer Rebecca Bottorff Chief People Officer and Director Devesh Agarwal Chief Software Strategy Officer Scott Mullen Chief Technology Officer Sandy Preizler Chief Revenue Officer 13

Success powered by strong culture and values RECOGNIZED NATIONALLY AND LOCALLY Bandwidth’s unique culture has been featured in several national media outlets, including: ACCESS TO LOCAL TOP TECH TALENT • Based in Research Triangle Park, NC • Vibrant tech community with strong talent pool • Top universities nearby for recruiting CULTURE An award winning company culture focused on the growth of employees and their families in and out of the workplace centered on Bandwidth’s Whole Person Promise: • Mahalo moments – time away for life events • Employee development programs • Ohana child development center • Bandwidth Cares charitable programs • Go & Do community days • Wellness – physical, nutritional, and mental • 90-minute workout lunches • Vacation email embargo policy 14

Financial Information and Medium-Term Targets

>15% >60% Three core operating principles expected to guide profitable growth through 2026 Profitable growth Operating leverage Cash flow generation 15-20% REVENUE CAGR1 NON-GAAP GROSS MARGIN >20% ADJUSTED EBITDA MARGIN FCF MARGIN 12023-2026 revenue CAGR. Note: Medium-term targets exclude revenue from pass-through messaging surcharges. Information regarding Non-GAAP gross margin, adjusted EBITDA margin, and free cash flow margin including the definitions, GAAP to non-GAAP reconciliations, and calculations are included in the Appendix. The Company has not reconciled its medium-term targets for non-GAAP gross margin, adjusted EBITDA margin, and free cash flow margin to their most closely comparable GAAP metrics as it cannot reasonably calculate those GAAP metrics at this time. Please refer to the forward-looking statements disclaimer on Slide 1 of this presentation. 16

Consistent Revenue growth +21% CAGR 2020-2023 Revenue (USD Millions) 1 Represents midpoint of guidance provided in the Financial Outlook section of February 28, 2024 earnings press release. Note: Definitions for Cloud communications revenue, messaging surcharges, usage-based reoccurring revenue, and monthly recurring charges revenue are included in the Appendix. Please refer to the forward-looking statements disclaimer on Slide 1 of this presentation. 72% 28% Usage-based reoccuring revenue Monthly recurring charges revenue 2023 Cloud communications revenue 2020 2021 2022 2023 2024E1 343 491 573 601 700 Cloud communications revenue Messaging surcharges 17

2019 2023 Medium-term target Non-GAAP Gross Margin expansion fueled by four value drivers Note: Non-GAAP gross margin calculated by dividing non-GAAP gross profit by Cloud communications revenue, which is revenue less pass through messaging surcharges. See Appendix for GAAP to Non-GAAP reconciliation. Please refer to the forward-looking statements disclaimer on Slide 1 of this presentation. Global coverage 48% 55% >60% Operational efficiencies Scale and platform ownership Product mix 1 4 2 3 18

Exceptional Adj. EBITDA performance 39% 2023 Adjusted EBITDA growth y/y 10% 2023 Adjusted EBITDA margin 35 48 72 2022 2023 2024E1 +39% +50% (USD Millions) 1 Represents midpoint of guidance provided in the Financial Outlook section of February 28, 2024 earnings press release. Bandwidth has not reconciled full year 2024 guidance related to adjusted EBITDA to GAAP net income or loss, because stock-based compensation cannot be reasonably calculated or predicted at this time. Accordingly, a reconciliation is not available without unreasonable effort. Note: Information regarding adjusted EBITDA including the definition, GAAP to non-GAAP reconciliation, and how it is calculated is included in the Appendix. Please refer to the forward-looking statements disclaimer on Slide 1 of this presentation. 19

Progress towards medium-term financial targets 2022 2023 Medium-term target2 3-Year Revenue CAGR1 35% 21% 15-20% Non-GAAP gross margin 55% 55% >60% Adjusted EBITDA margin 7% 10% >20% Free cash flow margin (2%) 4% >15% 1 2022 revenue CAGR represents 2019-2022, 2023 revenue CAGR represents 2020-2023, and medium-term target revenue CAGR represents 2023-2026. 2 Medium-term targets exclude revenue from pass-through messaging surcharges. Note: Information regarding non-GAAP gross margin, adjusted EBITDA margin, and free cash flow margin including the definitions, GAAP to non-GAAP reconciliations, and calculations are included in the Appendix. The Company has not reconciled its medium-term targets for non-GAAP gross margin, adjusted EBITDA and free cash flow margin to their most closely comparable GAAP metrics as it cannot reasonably calculate those GAAP metrics at this time. Please refer to the forward-looking statements disclaimer on Slide 1 of this presentation. 20

Bandwidth Key Takeaways A global communications leader in large and growing market of $17b Platform positioned at the center of AI momentum across CPaaS, CCaaS, and UCaaS Large-scale blue-chip customer base delivering sustainable profitable growth Founder-led leadership team and strong culture Unique combination of software and global owned and operated network creates strong competitive moat Strong balance sheet and cash generation provide capital structure flexibility 21

Appendix

GAAP to Non-GAAP Reconciliation - Gross Profit USD millions 1 Calculated by dividing Non-GAAP gross profit by cloud communications revenue, which is total revenue less pass-through surcharges of $1.3m in FY19, $98.6m in FY22, and $122.2m in FY23. FY19 FY22 FY23 Gross profit 104.2 238.4 236.2 Gross margin % 45% 42% 39% Depreciation 6.6 13.6 16.3 Amortization of acquired intangible assets 0.2 7.7 7.8 Stock-based compensation - 0.4 1.1 Non-GAAP gross profit 111.3 260.0 261.4 Non-GAAP gross margin %1 48% 55% 55% 23Note: Totals may not sum due to rounding.

GAAP to Non-GAAP Reconciliation – Adjusted EBITDA, Free Cash Flow USD millions 1 Non-recurring items not indicative of ongoing operations and other include $0.9 million of foreign currency losses on the settlement of intercompany borrowings, which were repatriated in conjunction with the repurchase of the 2026 Convertible Notes and $0.6 million of nonrecurring litigation expense for the year ended December 31, 2022, and $0.8 million and $0.5 million of losses on disposals of property, plant and equipment during the years ended December 31, 2023 and 2022, respectively. 2 Represents the acquisition cost of property, plant and equipment and capitalized development costs for software for internal use. Note: Totals may not sum due to rounding. FY22 FY23 Net Income (loss) 19.6 (16.3) Income tax (benefit) (2.3) (3.0) Interest expense, net 3.0 0.8 Depreciation 18.4 24.4 Amortization 17.2 17.3 Stock-based compensation 20.7 37.0 Gain on sale of business (3.8) - Net cost associated with early lease terminations and leases without economic benefit - 4.0 Net gain on extinguishment of debt (40.2) (12.8) Gain on business interruption insurance recoveries - (4.0) Non-recurring items not indicative of ongoing operations and other1 2.0 0.8 Adjusted EBITDA 34.6 48.2 Net cash provided by operating activities 34.9 39.0 Net cash used in investing in capital assets2 (45.4) (19.9) Free cash flow (10.5) 19.1 24

Adjusted EBITDA: Net income or losses from continuing operations, adjusted to reflect the addition or elimination of certain statement of operations items including, but not limited to: income tax (benefit) provision, interest (income) expense, net, depreciation and amortization expense, acquisition related expenses, stock-based compensation expense, impairment of intangible assets, (gain) loss on sale of business, net cost associated with early lease terminations and leases without economic benefit, net (gain) loss on extinguishment of debt, gain on business interruption insurance recoveries, and non-recurring items not indicative of ongoing operations and other. Adjusted EBITDA margin: Adjusted EBITDA margin is calculated by dividing Adjusted EBITDA by cloud communications revenue, which excludes pass-through messaging surcharge revenue. Average annual customer revenue: Average annual customer revenue is the trailing twelve month revenue divided by the average number of active customers from the current quarter and number of active customers from the same quarter of the prior year. Cloud communications revenue: Total revenue excluding pass-through messaging surcharge revenue. Customer name retention rate: Customer name retention rate (CNRR) is defined as the percentage of customers with $100k or greater revenue in the prior twelve month period that remain customers in the current twelve month period. Messaging surcharge revenue: Revenue derived from fees imposed by certain carriers within the messaging ecosystem, which are subsequently invoiced and passed through to customers. Free cash flow: Free cash flow represents net cash provided by or used in operating activities less net cash used in the acquisition of property, plant and equipment and capitalized development costs of software for internal use. Free cash flow margin: Free cash flow margin is calculated by dividing free cash flow by cloud communications revenue, which excludes pass-through messaging surcharge revenue. Monthly recurring charges revenue: Revenue from monthly recurring charges arising from phone number services, 911-enabled phone number services, messaging services and other services. Non-GAAP Gross Profit: Gross profit after adding back the following items: depreciation and amortization, amortization of acquired intangible assets related to acquisitions, and stock-based compensation. Non-GAAP Gross Margin: Non-GAAP gross margin is calculated by dividing non-GAAP gross profit by cloud communications revenue, which excludes pass-through messaging surcharge revenue. Usage-based reoccurring revenue: Revenue from sources such as per minute voice usage and voice calling, per text message usage and other usage services and fees. Definitions 25